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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) March 15, 2005

                                  Boots & Coots
                         International Well Control, Inc
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             (Exact name of registrant as specified in its charter)

             Delaware                    1-13817               11-2908692
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   (State or other jurisdiction        (Commission          (I.R.S. Employer
        of incorporation)              File Number)        Identification No.)

           11615 N. Houston Rosslyn Houston, Texas                77086
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           (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code  281-931-8884


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

        On March 15, 2005 the registrant issued a press release entitled "Boots & Coots announces results for fourth quarter 2004 and full year."

        The following information is being furnished pursuant to Item 12 "Disclosure of Results of Operations and Financial Condition."

        The Company's press release contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        (c)     EXHIBITS

        99.1    Press release dated March 15, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.

                                  By:   /s/ JERRY WINCHESTER
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                                            Jerry Winchester
                                            Chief Executive Officer

                                  By:   /s/ KEVIN JOHNSON
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                                            Kevin Johnson
                                            Principal Accounting Officer

Date:   March 15, 2005